AR-13324-CS208 Japan Phase 2 Study Topline Results November 6, 2019 Exhibit 99.1

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Japan Phase 2 Executive Summary 28-day prospective, double-masked, placebo-controlled, dose-ranging study of netarsudil efficacy and safety in Japanese subjects with open-angle glaucoma (OAG) or ocular hypertension (OHT) Netarsudil 0.01%, 0.02% and 0.04% were efficacious and met primary endpoint of superiority to placebo in mean diurnal IOP at Week 41 Baseline mean diurnal IOPs 20-21 mmHg across study arms2 (Japanese IOPs ~3 – 4 mmHg lower than in Caucasians) Week 4 mean diurnal IOP was 16.3 (-4.1), 15.4 (-4.8), 16.2 (-4.8) and 19.3 (-1.7) mmHg in the netarsudil 0.01%, 0.02%, 0.04%, and placebo groups, respectively2 Netarsudil 0.01%, 0.02% and 0.04% were safe and generally well tolerated in Japanese subjects No serious adverse events Netarsudil 0.02% provided optimal efficacy and safety profile Most common AEs were Conjunctival Hyperemia (37.0%) and Eye Irritation (9.3%) Discontinuations rate was 1.9% (1/54 subjects) Hyperemia and discontinuation rates lower than in US trials3-5 1. ANCOVA with MCMC imputation. 2. Observed data. 3. Bacharach J, et al. Ophthalmology. 2015 Feb;122(2):302-7. 4. Serle JB, et al. Am J Ophthalmol. 2018 Feb;186:116-127. 5. Khouri AS, et al. Am J Ophthalmol. 2019 Aug;204:97-104. For Investor Use

Primary Endpoints Efficacy: Mean diurnal IOP at Week 4 Safety: Ocular/Systemic safety during a 4-week treatment period Japanese patients with Open Angle Glaucoma (OAG) with IOP (unmedicated) ≥ 15 mmHg and < 35 mmHg   or Ocular Hypertension (OHT) with IOP (unmedicated) ≥ 22 mmHg and < 35 mmHg N = 215 subjects randomized (1:1:1:1) Netarsudil 0.02% QD (PM) Placebo QD (PM) Netarsudil 0.04% QD (PM) Study Design Netarsudil 0.01% QD (PM) For Investor Use

Efficacy – Mean IOP at Each Time Point For Investor Use

Primary Endpoint – Mean Diurnal IOP P<0.0001 vs. placebo at Week 4 for all dose levels1 0.02% achieved lowest mean diurnal IOP at Week 4 1. ANCOVA with MCMC imputation For Investor Use

Any TEAEs ≥ 2% System Organ Class Preferred Term Netarsudil 0.01% QD (N=55) n (%) Netarsudil 0.02% QD (N=54) n (%) Netarsudil 0.04% QD (N=51) n (%) Placebo (N=55) n (%) Eye Disorders 16 (29.1) 22 (40.7) 32 (62.7) 3 (5.5) Conjunctival hyperemia 13 (23.6) 20 (37.0) 29 (56.9) 1 (1.8) Eye irritation 3 (5.5) 5 (9.3) 2 (3.9) 0 Conjunctival hemorrhage 0 3 (5.6) 3 (5.9) 0 Eye discharge 1 (1.8) 1 (1.9) 1 (2.0) 0 Vision blurred 1 (1.8) 1 (1.9) 1 (2.0) 0 Visual acuity reduced 0 1 (1.9) 1 (2.0) 0 Conjunctival follicles 0 0 1 (2.0) 0 Dry eye 0 0 1 (2.0) 0 Eye pain 0 0 1 (2.0) 0 Keratitis 0 0 1 (2.0) 0 Vernal keratoconjunctivitis 0 0 1 (2.0) 0 General disorders/admin site conditions 0 2 (3.7) 1 (2.0) 0 Instillation site irritation 0 1 (1.9) 1 (2.0) 0 Infections and Infestations 1 (1.8) 0 2 (3.9) 0 Conjunctivitis 1 (1.8) 0 2 (3.9) 0 Safety Summary There were no serious adverse events 6 of 215 subjects (1 each in netarsudil 0.01% and 0.02%, and 4 in netarsudil 0.04%) had early discontinuation due to an AE For Investor Use

Japan Phase 2 Executive Summary Netarsudil 0.01%, 0.02% and 0.04% were efficacious and met primary endpoint of superiority to placebo in mean diurnal IOP1 Baseline mean diurnal IOPs were 20 - 21 mmHg across study arms2 Week 4 mean diurnal IOP was 16.3 (-4.1), 15.4 (-4.8), 16.2 (-4.8) and 19.3 (-1.7) mmHg in the netarsudil 0.01%, 0.02%, 0.04%, and placebo groups, respectively2 Netarsudil 0.01%, 0.02% and 0.04% were safe and generally well tolerated in Japanese subjects Netarsudil 0.02% provided optimal efficacy and safety profile Most common AEs were Conjunctival Hyperemia (37.0%) and Eye Irritation (9.3%) Discontinuations rate was 1.9% (1/54 subjects) Hyperemia and discontinuation rates lower than in US trials3-5 Efficacy at low baseline IOPs predicts efficacy in Normal Tension Glaucoma Meeting with PMDA in 1H’20 and expect start of P3 trials in 2H ‘20 1. ANCOVA with MCMC imputation. 2. Observed data. 3. Bacharach J, et al. Ophthalmology. 2015 Feb;122(2):302-7. 4. Serle JB, et al. Am J Ophthalmol. 2018 Feb;186:116-127. 5. Khouri AS, et al. Am J Ophthalmol. 2019 Aug;204:97-104. For Investor Use